AGREEMENT FOR
                      TRADEMARK ASSIGNMENT AND LICENSE-BACK


            This AGREEMENT FOR TRADEMARK ASSIGNMENT AND LICENSE-BACK ("Agreement") is made and entered into as of this 17th day of November, 1997 by and between Iveco Magirus Brandschutztechnik GmbH, a German corporation with offices at Magirusstrasse 16, 89077 Ulm, Germany ("Assignor"), Figgie International Inc., a Delaware corporation with offices at 4420 Sherwin Road, Willoughby, Ohio 44094, U.S.A. ("FII"), and SKL Lift, Inc., a Delaware corporation with offices at 369 West Western Avenue, Port Washington, Wisconsin 53074, U.S.A. ("SKL").

            WHEREAS, Assignor is the owner of the rights to the trademark "Snorkel" in numerous jurisdictions throughout the world (the "Assigned Trademarks"), including without limitation the registrations and applications to register set forth on Schedule A hereto; and

            WHEREAS, Assignor acquired, among other things, its rights to the Assigned Trademarks pursuant to an Agreement for the Acquisition of Specified Assets Relating to the Simon Aerial Fire Platform Range, executed by and between Assignor and Simon UK 1995 Limited on or about May 30, 1997 (the "Acquisition Agreement"); and

            WHEREAS, FII is the owner of the trademark "Snorkel" registered with the United States Patent and Trademark Office as Registration Number 719,225 and issued on August 1, 1961 (the "FII Trademark"); and

            WHEREAS, the Snorkel division of FII's predecessor-in-interest, A-T-O Inc., and Assignor's predecessor-in-interest, Simon Engineering Dudley Limited, entered into an Agreement dated as of June 1, 1977 (together with any amendments thereto, the "License Agreement") pursuant to which each party granted to the other the license to use the "Snorkel" name in certain specified countries in connection with the marketing of certain specified products, subject to the terms and conditions thereof; and

            WHEREAS, FII or its predecessor-in-interest has been using the "Snorkel" name continuously in connection with the manufacture, marketing and sale of elevating work platforms and aerial fire-fighting platform apparatus; and

            WHEREAS, Assignor or its predecessor-in-interest has been using the "Snorkel" name continuously in connection with the manufacture, marketing and sale of fire trucks and parts thereof, including aerial fire-fighting platform apparatus; and

            WHEREAS, Assignor and FII desire to terminate the License Agreement and replace it with this Agreement to provide for the parties' continued use of the "Snorkel" name pursuant to the terms and conditions hereof; and




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            WHEREAS, FII and SKL (among others) have entered into an Asset
Purchase Agreement dated as of July 19, 1997 (the "Asset Purchase Agreement") pursuant to which FII has agreed to sell to SKL and SKL has agreed to buy from FII the business heretofore conducted by the Snorkel division of FII as a going concern (the "Snorkel Business"); and

            WHEREAS, pursuant to the Asset Purchase Agreement, FII has agreed to assign to SKL, among other things, certain Intellectual Property (as defined in the Asset Purchase Agreement) used in the Snorkel Business, including the FII Trademark and such rights as FII possesses or acquires in the Assigned Trademarks; and

            WHEREAS, Assignor desires to sell, assign and transfer to FII, for the benefit of and acquisition by SKL, Assignor's entire right, title and interest in, to and under the Assigned Trademarks, in accordance with and subject to the terms and conditions and as further set forth herein; and

            WHEREAS, FII desires to purchase all of Assignor's right, title and interest in, to and under the Assigned Trademarks for the benefit of and acquisition by SKL, in accordance with and subject to the terms and conditions and as further set forth herein;

            NOW, THEREFORE, in consideration of the payments, representations, warranties, covenants and other terms and conditions contained herein and in the Asset Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                             Termination and Release

            Section 1.1. Termination and Release by Assignor. Assignor, for itself and for all persons claiming through Assignor, including without limitation any of its affiliates and subsidiaries and all directors, officers, employees, agents, representatives, successors and assigns of any of the foregoing, in each applicable case, whether direct or indirect (collectively, the "Assignor Releasing Parties"), hereby (a) terminates the License Agreement in its entirety as of the date first written above, which is the date upon which the closing of the transactions contemplated by the Asset Purchase Agreement takes place (the "Closing Date"), and (b) unconditionally and irrevocably releases and forever discharges, from and after the Closing Date, FII, its affiliates and subsidiaries and all of their respective directors, officers, employees, agents, representatives, customers, predecessors, successors and assigns, in each applicable case, whether direct or indirect (the "FII Released Parties"), from any and all rights, claims, demands, judgments, obligations, liabilities and damages, whether accrued or unaccrued, asserted or unasserted, and whether known or unknown, which ever existed or now exist, including without limitation claims for damages or injunctive relief, relating in any way to or arising out of or in connection with the License Agreement or any of the FII


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Released Parties' use of the name "Snorkel" or "Snorkelift" or any variations or derivations thereof anywhere in the world (each individually, a "Claim Against FII Released Parties"). Assignor expressly intends that this release shall be effective regardless of whether the basis for any Claim Against FII Released Parties hereby released shall have been known to or anticipated by the Assignor Releasing Parties. Assignor agrees that it will not, and it will cause each other Assignor Releasing Party controlled by it not to, prosecute or otherwise initiate any legal action with respect to any Claim Against FII Released Parties against any of the FII Released Parties or be a party to or a participant in, or voluntarily cooperate in, any Claim Against FII Released Parties by any third party against any of the FII Released Parties.

            Section 1.2 Termination and Release by FII. FII, for itself and for all persons claiming through FII, including without limitation any of its affiliates and subsidiaries and all directors, officers, employees, agents, representatives, successors and assigns of any of the foregoing, in each applicable case, whether direct or indirect (collectively, the "FII Releasing Parties"), hereby (a) terminates the License Agreement in its entirety as of the Closing Date, and (b) unconditionally and irrevocably releases and forever discharges, from and after the Closing Date, Assignor, its affiliates and subsidiaries and all of their respective directors, officers, employees, agents, representatives, customers, predecessors, successors and assigns, in each applicable case, whether direct or indirect (the "Assignor Released Parties"), from any and all rights, claims, demands, judgments, obligations, liabilities and damages, whether accrued or unaccrued, asserted or unasserted, and whether known or unknown, which ever existed or now exist, including without limitation claims for damages or injunctive relief, relating in any way to or arising out of or in connection with the License Agreement or any of the Assignor Released Parties' use of the name "Snorkel" or any variations or derivations thereof anywhere in the world (each individually, a "Claim Against Assignor Released Parties"). FII expressly intends that this release shall be effective regardless of whether the basis for any Claim Against Assignor Released Parties hereby released shall have been known to or anticipated by the FII Releasing Parties. FII agrees that it will not, and it will cause each other FII Releasing Party controlled by it not to, prosecute or otherwise initiate any legal action with respect to any Claim Against Assignor Released Parties against any of the Assignor Released Parties or be a party to or a participant in, or voluntarily cooperate in, any Claim Against Assignor Released Parties by any third party against any of the Assignor Released Parties.

                                   ARTICLE II

                               Transfer of Assets

            Section 2.1. Assets Transferred Hereunder. Upon the terms and subject to the conditions set forth herein, effective as of the Closing Date, Assignor hereby sells, assigns and transfers to SKL, and SKL hereby acquires, assumes and receives from Assignor, all of Assignor's right, title and interest in, to and under the Assigned Trademarks,

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together with the goodwill of the business connected with the use thereof and symbolized thereby and all causes of action, claims and demands and other rights for, or arising from, any infringement, including past infringement, of the foregoing, and all rights corresponding thereto throughout the world.

            Section 2.2. Record Ownership. The parties hereto acknowledge that, as of the date hereof, record ownership of the registrations and applications comprising the Assigned Trademarks has not yet been updated to reflect Assignor's acquisition thereof pursuant to the Acquisition Agreement. The parties agree to cooperate, in as expeditious and economical a fashion as is reasonably possible, in taking all actions and executing all instruments, including those described below in Sections 2.3 and 2.4, necessary to create an accurate chain of title with respect to the record ownership of all registrations and applications comprising the Assigned Trademarks.

            Section 2.3. Delivery of Assignment Instruments Prepared by SKL. To the extent such instruments are provided to Assignor by SKL prior to the Closing Date, Assignor shall, within three (3) business days following the Closing Date, deliver to SKL executed instruments confirming the assignment of the Assigned Trademarks from Assignor to SKL pursuant to this Agreement, each in a form satisfactory for the filing and recordal thereof in the appropriate trademark offices in each country set forth on Schedule A hereto. FII shall bear all reasonable costs of filing and recording such assignments.

            Section 2.4. Delivery of Assignment Instruments Pursuant to Acquisition Agreement. Assignor shall, as soon as reasonably possible after the Closing Date, deliver to SKL executed instruments confirming the assignment of the Assigned Trademarks to Assignor pursuant to the Acquisition Agreement, each in a form approved by SKL and satisfactory for the filing and recordal thereof in the appropriate trademark offices in each country set forth on Schedule A hereto. Assignor shall bear all reasonable costs of filing and recording such assignments.

                                   ARTICLE III

                                  Consideration

            Section 3.1. Consideration. Within the later of three (3) business days following the Closing Date or, to the extent any instruments are provided to Assignor by SKL prior to the Closing Date pursuant to Section 2.3 hereof, three (3) business days following receipt by SKL of executed copies of such agreements, upon the terms and subject to the conditions set forth herein, in consideration of the sale, assignment and transfer of the Assigned Trademarks set forth under Article II hereof, FII shall pay to Assignor the sum of US$100,000 by wire transfer of immediately available funds.

                                   ARTICLE IV

                            License-Back to Assignor

            Section 4.1. Grant of License to Assignor. Subject to the terms and conditions hereof, SKL hereby grants to Assignor and Assignor hereby accepts the paid-up, royalty-free, irrevocable (except as set forth in Section 4.3 hereof), exclusive (subject to the provisions of Section 4.5 below), perpetual license (the "License") to use the Assigned Trademarks solely in connection with the manufacture, marketing, sale, servicing and repair of aerial fire-fighting platform apparatus (the "Products") within the Territory. As used herein, the "Territory" shall include all countries throughout the world other than the United States and Canada. This License includes the right to sublicense, including without limitation such sublicense rights as are necessary for Assignor to comply with sections 6.2 and 6.3 of the Acquisition Agreement.

            Section 4.2. Registered User Appointments.

                    (a) SKL hereby agrees to appoint Assignor as a registered user as the laws of the respective countries comprising the Territory may require to enable Assignor to market the Products in each of such countries.

                    (b) SKL and Assignor hereby agree to perform all acts necessary to give formal effect to the License and registered user appointments agreed to hereunder. At its own expense, SKL shall submit to Assignor all documentation which is necessary to give formal effect to any registered user appointments. Assignor shall execute and return to SKL such documentation. SKL shall then attend to the necessary recordal of such registered user appointments.

            Section 4.3. Quality Standards. Assignor acknowledges that the Assigned Trademarks represent valuable goodwill among consumers and that it is of great importance that the high standards and reputation previously established in connection therewith be maintained. Accordingly, Assignor agrees that the quality of any Products it manufactures, markets and sells under the Assigned Trademarks will be consistent with the quality of Products currently manufactured, marketed and sold by Assignor and its predecessors-in-interest. SKL acknowledges that the Products currently manufactured, marketed and sold by Assignor and its predecessors-in-interest satisfy the quality standards hereunder.

            Section 4.4. Protection of Assigned Trademarks. All use of the Assigned Trademarks pursuant to this License, and the goodwill generated thereby, shall inure to the benefit of SKL. Assignor shall not, during the term of the License or thereafter: (i) challenge SKL's title or rights in and to the Assigned Trademarks or the validity of the Assigned Trademarks in any jurisdiction or challenge the validity of this License, or (ii) contest the fact that Assignor's rights under this License are solely those of a licensee.

            Section 4.5. De Minimis Use. The License granted in Section 4.1 hereof is subject to the continued, non-exclusive right of SKL to use the Assigned Trademarks in connection with a de minimis amount of sales of aerial fire-fighting platform apparatus in the Territory, not to exceed a total of ten
(10) unit sales within the Territory per year; provided, however, that SKL will not conduct any sales of aerial fire-fighting platform apparatus in the Territory under the Assigned Trademarks without Assignor's prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

                                  ARTICLE V

                           Simon-Snorkel Trademarks

            Section 5.1. Ownership of Simon-Snorkel Trademarks. The parties hereto agree and acknowledge that, as between the parties hereto, all rights of ownership in and to the trademark "Simon-Snorkel" throughout the world, including without limitation the registrations and applications to register set forth on Schedule B hereto (the "Simon-Snorkel Trademarks"), shall remain with Assignor. Notwithstanding the foregoing, Assignor hereby agrees that it will:
(i) immediately cease all use of the Simon-Snorkel Trademarks everywhere in the world, other than in connection with aerial fire-fighting platform apparatus, and (ii) as soon as reasonably possible after the date hereof, allow all registrations and applications contained within the Simon-Snorkel Trademarks to expire, lapse or become abandoned.

            Section 5.2. Ownership of Snorkel Trademarks. The parties hereto agree and acknowledge that, as between the parties hereto, all rights of ownership in and to the trademark "Snorkel" throughout the world, including the rights to secure registration thereof anywhere in the world, shall belong to SKL. In light of the foregoing, Assignor hereby agrees that: (i) Assignor will not oppose or otherwise inhibit SKL's attempted registration of the trademark "Snorkel" anywhere in the world, (ii) in the event that SKL experiences any problems in securing registration of the trademark "Snorkel" anywhere in the world as a result of the existence of the Simon-Snorkel Trademarks or Assignor's (or its predecessor's) use of any trademarks containing or comprising the word "Snorkel," Assignor will cooperate with SKL, at SKL's expense, by taking any actions and executing any instruments necessary to enable SKL to secure such registration, and (iii) Assignor will refrain from applying for any additional registrations for the trademark "Simon-Snorkel" or any other trademarks containing or comprising the word "Snorkel" anywhere in the world.

            Section 5.3. Release by Assignor. The Assignor Releasing Parties hereby unconditionally and irrevocably release and forever discharge, from and after the Closing Date, the FII Released Parties from any and all of the Assignor Releasing Parties' rights, claims, demands, judgments, obligations, liabilities and damages, whether accrued or unaccrued, asserted or unasserted, and whether known or unknown, which ever existed, now exist or hereafter exist, including without limitation claims for damages or injunctive relief, relating in any way to or arising out of or in connection with any of the FII Released Parties' use of the name "Snorkel" or "Snorkelift" or any variations or derivations thereof in any of the countries set forth on Schedule B hereto or any other country in which Assignor owns or has rights to use the trademark "Simon-Snorkel" (each individually, a "Schedule B Claim Against FII Released Parties"). Assignor expressly intends that this release shall be effective regardless of whether the basis for any Schedule B Claim Against FII Released Parties hereby released shall have been known to or anticipated by the Assignor Releasing Parties. Assignor agrees that it will not, and it will cause each other Assignor Releasing Party controlled by it not to, prosecute or otherwise initiate any legal action with respect to any Schedule B Claim Against FII Released Parties against any of the FII Released Parties or be a party to or a participant in, or voluntarily cooperate in, any Schedule B Claim Against FII Released Parties by any third party against any of the FII Released Parties.

                                   ARTICLE VI

                   Representations and Warranties; Disclaimers

            Section 6.1. Representations and Warranties of Assignor. Assignor hereby represents to FII and SKL that:

                    (a) it is a corporation organized to do business, validly existing and in good standing under the laws of its jurisdiction of creation;

                    (b) it has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

                    (c) this Agreement has been duly executed and delivered by it and is a legal, valid and binding obligation of it enforceable against it in accordance with its terms;

                    (d) the execution, delivery and performance of this Agreement does not (i) contravene or constitute a default under any agreement or instrument to which Assignor is a party or to which it or any of its assets is subject, or (ii) require the consent of any third party which has not been obtained;

                    (e) to the best of Assignor's knowledge, except as otherwise indicated on Schedule A hereto, all registrations and applications for the registration of the Assigned Trademarks are valid and subsisting and all fees necessary to secure and maintain such applications and registrations have been paid;

                    (f) to the best of Assignor's knowledge, Schedule A and Schedule B together constitute a complete and accurate list of all registrations of or applications for the registration of the trademarks "Snorkel" or "Simon-Snorkel" or any derivations or variations thereof owned by Assignor anywhere in the world;

                    (g) to the best of Assignor's knowledge, it is the sole and exclusive owner of the Assigned Trademarks, free and clear of any security interests, liens and encumbrances and, except for the agreements set forth on Schedule C hereto (copies of which are appended thereto), free and clear of any licenses to third parties, settlement agreements, consents to use or other agreements relating to or restricting Assignor's rights in or to the Assigned Trademarks;

                    (h) to the best of Assignor's knowledge, no person or entity other than Assignor has any claim of ownership with respect to the Assigned Trademarks; and

                    (i) to the best of Assignor's knowledge, there are no outstanding claims, litigations or judgments, or any pending or threatened claims or litigations, relating to the Assigned Trademarks.

            Section 6.2. Representations and Warranties of FII. FII hereby represents to Assignor and SKL that:

                    (a) it is a corporation organized to do business, validly existing and in good standing under the laws of its jurisdiction of creation;

                    (b) it has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

                    (c) this Agreement has been duly executed and delivered by it and is a legal, valid and binding obligation of it enforceable against it in accordance with its terms; and

                    (d) the execution, delivery and performance of this Agreement does not contravene or constitute a default under any agreement or instrument to which it is a party or to which it or any of its assets is subject.

            Section 6.3. Representations and Warranties of SKL. SKL hereby represents to Assignor and FII that:

                    (a) it is a corporation organized to do business, validly existing and in good standing under the laws of its jurisdiction of creation;

                    (b) it has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder;


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



                    (c) this Agreement has been duly executed and delivered by it and is a legal, valid and binding obligation of it enforceable against it in accordance with its terms; and

                    (d) the execution, delivery and performance of this Agreement does not contravene or constitute a default under any agreement or instrument to which it is a party or to which it or any of its assets is subject.

            Section 6.4. Disclaimers of Warranty. It is expressly acknowledged by the parties hereto that neither FII nor SKL is making any representations or warranties, express or implied, that Assignor's use of the Assigned Trademarks pursuant to the License will not infringe upon the rights of any third parties.

                                   ARTICLE VII

                                    Indemnity

            Section 7.1. Indemnity by Assignor. Assignor agrees to defend and to indemnify and hold harmless each of FII and SKL from and against any claims, demands, causes of action, suits, judgments, damages or losses (including reasonable attorneys' fees and court costs) arising out of any breach or alleged breach of any of Assignor's obligations, representations and warranties contained in this Agreement, provided that FII or SKL, as the case may be, gives Assignor prompt notice of the assertion of any such claim, demand, cause of action or suit. Assignor agrees to defend and to indemnify and hold SKL harmless from and against any claims, demands, causes of action, suits, judgments, damages or losses (including reasonable attorneys' fees and court costs) arising out of or resulting in any way from or in connection with Assignor's conduct of its business or use of the Products under the Assigned Trademarks.

            Section 7.2. Indemnity by FII. FII agrees to defend and to indemnify and hold harmless each of Assignor and SKL from and against any claims, demands, causes of action, suits, judgments, damages or losses (including reasonable attorneys' fees and court costs) arising out of any breach or alleged breach of any of FII's obligations, representations and warranties contained in this Agreement, provided that Assignor or SKL, as the case may be, gives FII prompt notice of the assertion of any such claim, demand, cause of action or suit.

            Section 7.3. Indemnity by SKL. SKL agrees to defend and to indemnify and hold harmless each of Assignor and FII from and against any claims, demands, causes of action, suits, judgments, damages or losses (including reasonable attorneys' fees and court costs) arising out of any breach or alleged breach of any of SKL's obligations, representations and warranties contained in this Agreement, provided that Assignor or FII, as the case may be, gives SKL prompt notice of the assertion of any such claim, demand, cause


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 of action or suit.

                                  ARTICLE VIII

                                  Miscellaneous

            Section 8.1. Notices. All notices required to be given under this Agreement shall be in writing and shall be sent by hand, by facsimile, by certified or registered mail, return receipt requested, postage prepaid, or by overnight courier, as follows:

      If to FII:        Figgie International Inc.
                        4420 Sherwin Road
                        Willoughby, Ohio 44094, U.S.A.
                        Fax:  216-953-2859
                        Attn: General Counsel

            with copies to:   Skadden, Arps, Slate, Meagher & Flom LLP
                              919 Third Avenue
                              New York, New York 10022, U.S.A.
                              Fax:  212-735-2000
                              Attn: Lou R. Kling, Esq.

      If to SKL:        SKL Lift, Inc.
                        c/o Omniquip International, Inc.
                        369 West Western Avenue
                        Port Washington, Wisconsin 53074, U.S.A.
                        Fax:  414-284-4955
                        Attn:  P. Enoch Stiff, President and CEO

            with copies to:   Dickstein Shapiro Morin & Oshinsky LLP
                              2101 L Street, N.W.
                              Washington, D.C. 20037, U.S.A.
                              Fax:  202-887-0689
                              Attn: Ira H. Polon, Esq.

      If to Assignor:   Iveco Magirus Brandschutztechnik GmbH
                        Magirusstrasse 16
                        89077 Ulm, Germany
                        Fax:  49-731-408-2233
                        Attn: Jurgen Fischer, General Manager


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



            with copies to:   Iveco SpA
                              Via Puglia 35
                              10156 Torino TO, Italy
                              Fax:  39-11-68-74555
                              Attn: Marco Bianchi, Assistant General Counsel

or to such other person or place as may be designated by notice of one party to another, and all notices shall be deemed effective when received. The attorney for any party may give notices under this Agreement on behalf of such party.

            Section 8.2. Expenses. Whether or not the transactions contemplated by this Agreement are consummated, each party shall pay its own expenses incurred in connection with the negotiation, drafting, execution and performance of this Agreement.

            Section 8.3. Assignment. All the terms of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

            Section 8.4. Schedules. The schedules referred to in this Agreement are incorporated by reference herein and shall constitute a part of this Agreement.

            Section 8.5. No Third Party Beneficiaries. It is the intention of the parties to this Agreement that no third party shall receive a benefit under this Agreement nor be entitled to sue to enforce any part of this Agreement.

            Section 8.6. Entire Agreement. This Agreement constitutes and contains the entire agreement between the parties hereto and supersedes and cancels any and all preexisting agreements and understandings between the parties relating to the subject matter hereof.

            Section 8.7. Interpretation. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The word "or" shall be deemed to be inclusive unless the context otherwise requires. Unless otherwise indicated herein or the context otherwise requires, the singular shall include the plural.

            Section 8.8. Severability. In the event that any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal or unenforceable by a competent court in any jurisdiction, then the validity, legality and enforceability of the remaining terms, provisions, covenants or restrictions, or of such term, provision, covenant or restriction in any other jurisdiction, shall not in any way be affected or impaired thereby.

            Section 8.9. Further Assurances. Each of the parties hereto agrees to do any and all things, including the execution of any other documents, necessary or appropriate in


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



order to perform its obligations hereunder and to cause the transactions contemplated hereby to be consummated.

            Section 8.10. Amendments. Neither this Agreement nor any provision hereof may be modified or amended except with the prior written consent of all parties hereto.

            Section 8.11. Governing Law. IT IS EXPRESSLY AGREED BY THE PARTIES THAT THIS AGREEMENT, INCLUDING ITS CONSTRUCTION, INTERPRETATION AND PERFORMANCE, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

            Section 8.12. Alternative Dispute Resolution. Any controversy, claim or dispute arising out of or related to this Agreement or the breach or alleged breach hereof which cannot be resolved by the parties (a "Dispute") will be submitted by the parties for mediation in the City of New York, New York, United States, by either the Judicial Arbitration and Mediation Service or another mediation service mutually acceptable to the parties. By mutual agreement, however, the parties may (i) postpone mediation until they have each completed some specified but limited discovery regarding the Dispute, and/or (ii) replace mediation with some other form of alternative dispute resolution ("ADR"), such as neutral fact-finding or a mini-trial. Any Dispute which the parties cannot resolve through mediation or another form of ADR within sixty (60) days will be submitted to arbitration by the American Arbitration Association in the City of New York, New York, United States, in accordance with the international commercial arbitration rules then in effect of the American Arbitration Association (the "AAA Rules") by three (3) arbitrators appointed in accordance with the AAA Rules. The decision of the arbitrators shall be final and binding, and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The award rendered by the arbitration board shall include costs of arbitration, reasonable attorneys' fees and reasonable costs for expert and other witnesses. The parties shall be entitled to discovery as provided in the AAA Rules. All proceedings shall be held in English and a transcribed record of the proceedings shall be prepared in English; provided, however, that each party shall be entitled to engage a translator, at such party's expense, to participate in and translate at all proceedings of the arbitration. Nothing in this Agreement shall prevent either party from seeking injunctive relief (or any other provisional remedy or equitable relief) from any court having jurisdiction over the parties and the subject matter of the dispute to protect their respective intellectual property rights.

            Section 8.13. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which taken together shall constitute a single agreement.


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


            IN WITNESS WHEREOF, each undersigned has caused this Agreement to be duly executed by its respective authorized representative as of the date above first written.


                                   IVECO MAGIRUS
                                   BRANDSCHUTZTECHNIK GMBH
                                   ("Assignor")


                                   By /s/ Marco Bianchi
                                      ---------------------------------------
                                      Name:  Marco Bianchi
                                      Title: Company Secretary


                                   FIGGIE INTERNATIONAL INC.
                                   ("FII")


                                   By /s/ Steve Siemborski
                                      ---------------------------------------
                                      Name:  Steve Siemborski
                                      Title: Senior Vice President and CFO


                                   SKL LIFT, INC.
                                   ("SKL")


                                   By /s/ Phil Franklin
                                      ---------------------------------------
                                      Name:  Philip G. Franklin
                                      Title: Vice President - Finance and
                                             CFO



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